UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 1, 2009

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
COMMISSION FILE NO. 0-10176

BOOMERANG SYSTEMS, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	22-2306487
(State or Other Jurisdiction of	(IRS Employer
Incorporation Or Organization)	Identification No.)

355 Madison Avenue
Morristown, NJ 07960

(Address of Principal Executive Offices)

(973) 538-1194

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Relating to Accountants and Financial Statements

Item 4.02.	Non-Reliance on Previously Issued Financial Statement or a Related Audit Report or Completed Interim Review

On January 30, 2009 Boomerang Systems, Inc. received a comment letter from the staff of the Securities and Exchange Commission (the “SEC”) regarding the company’s most recent 10K for the fiscal year ended September 30, 2008 filed with the SEC on January 9, 2009.  The company, after reviewing the comments and consulting with its independent auditors, has added September 30, 2007 numbers for a comparative balance sheet and due to the recommendation of the SEC has updated the historical data for the reverse merger based on the acquirer instead of the acquiree.   The company is in the process of amending the September 30, 2008 10K and it will also amend the following 10Qs: March 2008, June 2008 and December 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BOOMERANG SYSTEMS, INC.

Dated: April 1, 2009	By:	/s/ Joseph R. Bellantoni
Joseph R. Bellantoni
Chief Financial Officer